UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 28, 2005

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling Agreement dated as of November 1, 2005, providing for the issuance of HarborView Mortgage Loan Trust 2005-16 Mortgage Loan Pass-Through Certificates, Series 2005-16)

GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-127352	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (203) 625-2700

                                        No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The Registrant registered issuances of its HarborView Mortgage Loan Trust 2005-16 Mortgage Loan Pass-Through Certificates, Series 2005-16 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127352) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,648,805,400 aggregate principal amount of Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 3-A1A, Class 3-A1B, Class 3-A1C, Class 4-A1A, Class 4-A1B, Class X-1, Class X-2, Class X-3, Class X-4, Class X-B, Class PO-1, Class PO-2, Class PO-3, Class PO-4, Class PO-B, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates of its HarborView Mortgage Loan Trust 2005-16 Mortgage Loan Pass-Through Certificates, Series 2005-16 on November 30, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated November 28, 2005 (the “Prospectus Supplement”), to file information relating to the purchase of additional mortgage loans by the Registrant.

Pursuant to a subsequent transfer agreement dated as of December 19, 2005 (the “Subsequent Transfer Agreement”), among Greenwich Capital Acceptance, Inc., as depositor (the “Depositor”), Greenwich Capital Financial Product, Inc., as seller (the “Seller”), and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), the Depositor acquired on December 19, 2005, mortgage loans having an aggregate Scheduled Principal Balance as of the Subsequent Cut-Off Date of $675,745,405.26 identified on the Mortgage Loan Schedule attached as Schedule I to the Subsequent Transfer Agreement (the “Subsequent Mortgage Loans”), for inclusion in the trust fund relating to HarborView Mortgage Loan Trust 2005-16 (the “Trust Fund”).  The Trust Fund was established pursuant to a Pooling Agreement (the “Pooling Agreement”) dated as of November 1, 2005, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Subsequent Transfer Agreement dated as of December 28, 2005 among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, and U.S. Bank National Association, a national banking association, as trustee.

99.2

Tables of Certain Characteristics of the Mortgage Loans Revised to include the Subsequent Mortgage Loans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:  /s/ Shakti Radhakishun

Name: Shakti Radhakishun

Title:   Senior Vice President

Dated:  December 30, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Subsequent Transfer Agreement dated as of December 28, 2005 among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, and U.S. Bank National Association, a national banking association, as trustee.

99.2

Tables of Certain Characteristics of the Mortgage Loans Revised to include the Subsequent Mortgage Loans